Advanced Series Trust
The Prudential Series Fund

Supplement dated January 14, 2010 to Prospectuses dated May 1, 2009
This Supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund), each dated May 1, 2009 (each, a Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your most recent variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference.

I.               Proposed Fund Reorganizations
The Board of Trustees of the Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund
SP Mid Cap Growth Portfolio of The Prudential Series Fund	SP Prudential U.S. Emerging Growth Portfolio of The Prudential Series Fund
SP Davis Value Portfolio of The Prudential Series Fund	Value Portfolio of The Prudential Series Fund
SP Strategic Partners Focused Growth Portfolio of The Prudential Series Fund	Jennison Portfolio of The Prudential Series Fund

Pursuant to these proposals, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund and beneficial shareholders of a Target Fund would become beneficial shareholders of the corresponding Acquiring Fund. No sales charges would be imposed in connection with any of the reorganizations. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of each reorganization transaction is subject to approval by the beneficial shareholders of the relevant Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the relevant reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.

Shareholder approval of one reorganization is not contingent upon shareholder approval of any other reorganization. The completion of one reorganization is not contingent upon the completion of any other reorganization.

It is anticipated that proxy statements/prospectuses relating to these transactions will be mailed to Target Fund shareholders during February 2010 and that the special meetings of Target Fund shareholders will be held during March 2010. Assuming receipt of the required shareholder approvals and satisfaction of the relevant closing conditions for the reorganization transactions, it is expected that the reorganization transactions would be completed during April or May of 2010.

II.                 Merrill Lynch Indexes Become BofA Merrill Lynch Indexes
In January 2009, Bank of America Corporation completed its acquisition of Merrill Lynch & Co., Inc.  As a result of this acquisition, the Merrill Lynch securities indexes have been rebranded as BofA Merrill Lynch indexes. Within the prospectus, references to Merrill Lynch as part of an index name are replaced with BofA Merrill Lynch.  As of the date hereof, there have been no changes to the composition of the indexes as a direct result of the rebranding.

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